SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2003

ARTISAN COMPONENTS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-23649	77-0278185
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification Number)

141 Caspian Court

Sunnyvale, California 94089

(Address of principal executive offices)

(408) 734-5600

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99.1	Artisan Components, Inc. Press Release dated July 17, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

On July 17, 2003, Artisan Components, Inc. issued a press release announcing its earnings for the third quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1. Artisan is making reference to non-GAAP financial information in both the press release and the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISAN COMPONENTS, INC. (Registrant)
Date: July 17, 2003

	By:	/s/ MARK TEMPLETON
Mark Templeton President and CEO

EXHIBIT INDEX

Exhibit Number

99.1	Artisan Components, Inc. Press Release dated July 17, 2003.